UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 6, 2006

                            GOLDEN ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                       0-4339                63-0250005
(State or other jurisdiction of  (Commission File Number)  (IRS Employer ID No.)
        incorporation)



        One Golden Flake Drive, Birmingham, Alabama              35205
        (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (205) 458-7316

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

2.02 - Results of Operations and Financial Conditions.
       ----------------------------------------------

     On April 6, 2006, the Company issued a press release, a copy of which is included with this Report as Exhibit 99.1, announcing the results of operations for the 13 weeks ended March 3, 2006 and quarterly dividends.

     The information contained in this report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section. The information provided under Item 2.02 in this report shall not be incorporated by reference into any filing or other document except as shall be expressly set forth by specific reference in such filing.


Item 9.01    Financial Statements and Exhibits
             ---------------------------------

(d) Exhibits.


            Exhibit No.                   Description
            -----------         ---------------------------------

              99.1              Press Release dated April 6, 2006

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2006

                                            GOLDEN ENTERPRISES, INC.

                                            By:  /s/ Patty Townsend
                                                 -----------------------
                                                 Patty Townsend
                                                 Vice President, CFO & Secretary

                                  Exhibit Index


Exhibit No.                       Description
-----------            -----------------------------------

   99.1                Press Release dated April 6, 2006